Exhibit 10(ej)


                          SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 11, 2004, by and between NCT GROUP, INC., a Delaware corporation, with principal executive offices located at 20 Ketchum Street, Westport, Connecticut 06880 ("NCT"), and CRAMMER ROAD LLC, a Cayman Islands Limited Liability Company, with offices at Harbour House, Waterfront Drive, Road Town, Tortola, British Virgin Islands (hereinafter "Purchaser").

     WHEREAS, NCT and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, Purchaser desires to purchase and NCT desires to sell, upon the terms and conditions set forth in this Agreement, twenty seven (27) shares of Series H Preferred Stock, $10,000 stated value per share (the "Preferred
Stock"), of NCT in consideration for the payment by Purchaser to NCT of Two Hundred, Thirty Thousand Dollars ($230,000.00); and

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. PURCHASE AND SALE OF PREFERRED STOCK.

          a. Purchase of Preferred Stock of NCT. On the Closing Date (as defined below), NCT shall sell and deliver to Purchaser, and Purchaser agrees to purchase from NCT, an aggregate amount of twenty seven (27) shares of the Preferred Stock (the "Shares") in consideration for $230,000.00 (the "Purchase Price").

          b. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the sale of the Shares pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on or about May 11, 2004 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Krieger & Prager, 39 Broadway, Suite 1440, New York, New York or at such other location as may be agreed to by the parties.

          c. Form of Payment. On the Closing Date, (i) Purchaser shall pay the balance due of Purchase Price in United States dollars, less commission and applicable legal fees, by wire transfer of immediately available funds to an account designated in writing by NCT for such purpose, against delivery of the Shares, and (ii) NCT shall deliver to Purchaser stock certificates representing the Shares, which Purchaser is then purchasing, duly executed on behalf of NCT, against delivery of the Purchase Price.

     2. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to NCT that:

          a. Investment Purpose. Purchaser is purchasing the Shares for its own account for investment purposes only and not with a view towards, or for resale in connection with the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1993 Act and applicable state securities laws; provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and applicable state securities laws.

          b. Reliance on Exemptions. Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Purchaser is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

          c. Information. Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of NCT, and materials relating to the offer and sale of the Shares which have been requested by Purchaser or its advisors. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of NCT. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on NCT's representations and warranties contained in Section 3 below. Purchaser understands that its investment in the Shares involves a significant degree of risk.

          d. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

          e. Transfer or Resale. Purchaser understands that (i) the sale or resale of the Shares has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Shares may not be transferred unless (a) the Shares are sold pursuant to an effective registration statement under the 1933 Act, (b) the Shares are sold or transferred pursuant to an exemption from such registration, (c) the Shares are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2(f) and who is an Accredited Purchaser, or
     (d) the Shares are sold  pursuant to Rule 144,  if such Rule is  available;
     (ii) any sale of such Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

          f. Legends. Purchaser understands that the Shares shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

          "[FOR SHARES] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

          [ONLY FOR UNDERLYING SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF CONVERSION, ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
          SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

          g. Authorization; Enforcement. This Agreement has been duly and validly authorized by Purchaser. This Agreement has been duly executed and delivered on behalf of Purchaser, and this Agreement constitutes a valid and binding agreement of Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     3. REPRESENTATIONS AND WARRANTIES OF NCT. NCT represents and warrants to NCT that:

          a. Authorization; Enforcement. (i) NCT has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to sell the Shares, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by NCT and the consummation by it of the transactions contemplated hereby (including without limitation, the sale of the Shares to Purchaser) have been duly authorized by NCT and no further consent or authorization of NCT or its directors is required, (iii) this Agreement has been duly executed and delivered by NCT, and (iv) this Agreement constitutes a legal, valid and binding obligation of NCT enforceable against NCT in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application

          b. [INTENTIONALLY OMITTED]


          c. No Conflicts. The execution, delivery and performance of this Agreement by NCT and the consummation by NCT of the transactions contemplated hereby (including, without limitation, the sale of the Shares to Purchaser) will not (i) conflict with or result in a violation of any provision of its certificate of incorporation, bylaws or other organizational documents, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which NCT is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which NCT is subject) applicable to NCT or by which any property of NCT or the Shares are bound or affected. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable federal and state securities laws, NCT is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof. Except for filings that may be required under applicable federal and state securities laws in connection with the issuance and sale of the Shares, all consents, authorizations, orders, filings and registrations which NCT is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

          d. No Brokers. NCT has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Greenfield Capital Partners, LLC, whose commissions and fees in the amount of Eleven Thousand, Five Hundred Dollars ($11,500.00) will be paid for by NCT.

     4. COVENANTS.

          a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 5 and Section 6 of this Agreement.

          b. Registration Rights. The Company acknowledges that the Purchaser shall be entitled to all the rights granted under that certain Registration Rights Agreement (the "Registration Rights Agreement") dated June 21, 2002 between the Company and Purchaser as if fully set forth herein and made a part hereof.

     5. CONDITIONS TO NCT'S OBLIGATION TO SELL. The obligation of NCT hereunder to sell and deliver the certificate(s) representing the Shares to Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for NCT's sole benefit and may be waived by NCT at any time in its sole discretion:

          a. NCT shall have executed this Agreement and delivered the same to Purchaser.

          b. Purchaser shall have delivered the Purchase Price in accordance with Section 1(c) above.

          c. The representations and warranties of NCT shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and NCT shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by NCT at or prior to the Closing Date.

          d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     6. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The obligation of Purchaser hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in its sole discretion.

          a. Purchaser shall have executed this Agreement, and delivered the same to NCT.

          b. NCT shall have delivered to Purchaser duly executed certificate(s) representing the Shares (in such denominations as Purchaser shall reasonably request) in accordance with Section 1(c) above and an opinion of Counsel in the form annexed hereto.

          c. The representations and warranties of Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time

     (except for representations and warranties that speak as of a specific date) and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing Date.

          d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7. GOVERNING LAW; MISCELLANEOUS.

          a. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. In the event that any provision of this Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, NCT makes no representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                         If to NCT:

                              NCT Group, Inc.
                              20 Ketchum Street
                              Westport, CT 06880
                              Attn:  General Counsel
                              Telephone No.:  (203) 226-4447, ext. 3572
                              Telecopier No.: (203) 226-4338

                         With a copy to:


                         If to Purchaser, to:

                         Crammer Road LLC
                         Harbour House, 2nd Floor
                         Waterfront Drive
                         PO Box 972
                         Road Town
                         Tortola, British Virgin Islands


                         With a copy to:

                         Krieger & Prager LLP
                         39 Broadway, Suite 1440
                         New York, NY  10006
                         Attention:  Samuel Krieger
                         Telephone:  212-363-2900
                         Facsimile:  212-363-2999

     Each party shall provide notice to the other party of any change in address.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither NCT nor Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(e), Purchaser may assign its rights hereunder to any person that purchases Shares in a private transaction from Purchaser or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of NCT.

          h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. The representations and warranties of NCT and the agreements and covenants set forth in Sections 4 and 7 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. Purchaser agrees to indemnify and hold harmless NCT and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by NCT of any of its representations, warranties and covenants set forth in Sections 2 and 3 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred (except in the case of gross negligence or willful misconduct by NCT).

          j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          k. Fees and Expenses. The Company shall pay $13,000 of the fees and expenses of the Investor's counsel, incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Investor shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

          l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          IN WITNESS WHEREOF, NCT and Purchaser have caused this Securities Purchase Agreement to be duly executed as of the date first above written.


NCT GROUP, INC.                               CRAMMER ROAD LLC


By: /s/  Cy E. Hammond                    By: /s/ Arlene DeCastro & Tracy Primus
    --------------------------------          ----------------------------------
    Name:   Cy Hammond                        Name:
    Title:  Senior Vice President,            Title:  Navigator Management Ltd.
            Chief Financial Officer                          Director
            and Director